                            FORM OF MONTHLY STATEMENT

                  GreenTree Floorplan Receivables Master Trust
                                  Series 1996-1

     Pursuant to the Pooling and Servicing Agreement dated as of December 1, 1995 (hereinafter as such agreement may have been or may be from time to time amended or otherwise modified, the "Pooling and Servicing Agreement"), among Green Tree Financial Corporation as servicer (the "Servicer"), Green Tree Floorplan Funding Corp. as transferor (the "Transferor"), and Norwest Bank Minnesota as trustee (the "Trustee"), as supplemented by the Series 1996-1 Supplement dated as of June 1, 1996 (the Supplement") among the Servicer, the Transferor and the Trustee, as Servicer is required to prepare certain information each month regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Green Tree Floorplan Receivables Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the performance of the Trust during the month of January 1999 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


A) Information regarding distribution in respect of the Class A Certificates per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class A
     Certificates, per $1,000 original certificate principal amount                   5.44
                                                                                ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 original
     certificate principal amount                                                     5.44
                                                                                ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Certificates, per $1,000 original
     certificate principal amount                                                     0.00
                                                                                ----------

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1) The amount of Class A Investor Charge Offs                                   0.00
                                                                                ----------

     (2) The amount of Class A Investor Charge Offs set forth in paragraph 1
     above, per $1,000 original certificate principal amount                          0.00
                                                                                ----------

     (3) The total amount reimbursed in respect of Class A Investor Charge Offs       0.00
                                                                                ----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                     0.00
                                                                                ----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class A Certificates exceeds the Class A Invested Amount after giving
     effect to all transactions on such Distribution Date                             0.00
                                                                                ----------

C) Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount

     (1) The total amount of the distribution in respect of Class B
     Certificates, per $1,000 original certificate principal amount                   5.75
                                                                                ----------

     (2) The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000 original
     certificate principal amount                                                     5.75
                                                                                ----------

     (3) The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Certificates, per $1,000 original
     certificate principal amount                                                     0.00
                                                                                ----------

D)   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
     (d), and (e) of the definition of Class B Invested Amount

     (1) The amount of reductions in Class B Invested Amount pursuant to clauses
     (c), (d), and (e) of the definition of Class B Invested Amount                   0.00
                                                                                ----------

     (2) The amount of reductions in the Class B Invested Amount set forth in
     paragraph 1 above, per $1,000 original certificate principal amount              0.00
                                                                                ----------

     (3) The total amount reimbursed in respect of such reductions in the Class
     B Invested Amount                                                                0.00
                                                                                ----------

     (4) The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                     0.00
                                                                                ----------

     (5) The amount, if any, by which the outstanding principal balance of the
     Class B Certificates exceeds the Class B Invested Amount after giving
     effect to all transactions on such Distribution Date                             0.00
                                                                                ----------

      Green Tree Financial Corporation, as Servicer

      By: /s/ Phyllis A. Knight
          ------------------------------------------
          Name:  Phyllis A. Knight
          Title: Senior Vice President and Treasurer

RECEIVABLES  ---

Beginning of the Month Principal Receivables:                             1,787,643,906.84
                                                                          ----------------
Removed Principal Receivables:                                                        0.00
                                                                          ----------------
Additional Principal Receivables:                                                     0.00
                                                                          ----------------
End of the Month Principal Receivables:                                   1,762,261,314.25
                                                                          ----------------
End of the Month Total Receivables:                                       1,762,261,314.25
                                                                          ----------------
Excess Funding Account Balance                                                       $0.00
                                                                          ----------------
Aggregate Invested Amount (all Master Trust Series)                       1,593,000,000.00
                                                                          ----------------
End of the Month Transferor Amount                                            7,750,425.88
                                                                          ----------------
DELINQUENCIES AND LOSSES ---
                                                                             RECEIVABLES
End of the Month Delinquencies:
   30-60 Days Delinquent                                                        749,964.59
                                                                          ----------------
   61-90 Days Delinquent                                                      1,015,849.53
                                                                          ----------------
   90+ Days Delinquent                                                        1,295,448.19
                                                                          ----------------
   Total 30+ Days Delinquent                                                  3,061,262.31
                                                                          ----------------

Defaulted Accounts During the Month                                             101,669.38
                                                                          ----------------
INVESTED AMOUNTS ---

Class A Initial Invested Amount                          89,000,000.00
                                                         -------------
Class B Initial Invested Amount                           4,000,000.00
                                                         -------------
Class C Initial Invested Amount                           1,500,000.00
                                                         -------------
Class D Initial Invested Amount                           5,500,000.00
                                                         -------------
INITIAL INVESTED AMOUNT                                                     100,000,000.00
                                                                          ----------------
Class A Invested Amount                                  89,000,000.00
                                                         -------------
Class B Invested Amount                                   4,000,000.00
                                                         -------------
Class C Invested Amount                                   1,500,000.00
                                                         -------------
Class D Invested Amount                                   5,500,000.00
                                                         -------------
INVESTED AMOUNT                                                             100,000,000.00
                                                                          ----------------
Class A Adjusted Invested Amount                         89,000,000.00
                                                         -------------
Class B Adjusted Invested Amount                          4,000,000.00
                                                         -------------
Class C Invested Amount                                   1,500,000.00
                                                         -------------
Class D Invested Amount                                   8,374,892.02
                                                         -------------
ADJUSTED INVESTED AMOUNT                                                    102,874,892.02
                                                                          ----------------
MONTHLY SERVICING FEE                                                           171,458.15
                                                                          ----------------
INVESTOR DEFAULT AMOUNT                                                           5,923.28
                                                                          ----------------
SERIES 1996-1 INFORMATION

SERIES 1996-1 ALLOCATION PERCENTAGE                                                   6.28%
                                                                          ----------------
SERIES 1996-1 ALLOCABLE FINANCE CHARGE                                          825,260.21
                                                                          ----------------
SERIES 1996-1 UNREIMBURSED CHARGE-OFFS                                                0.00
                                                                          ----------------
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                          6,382.26
                                                                          ----------------
SERIES 1996-1 MONTHLY FEES                                                      171,458.15
                                                                          ----------------
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                18,747,373.08
                                                                          ----------------
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                      4,114,995.68
                                                                          ----------------
FLOATING ALLOCATION PERCENTAGE                                                        5.75%
                                                                          ----------------

INVESTOR FINANCE CHARGE COLLECTIONS                                             769,639.03
                                                                          ----------------
INVESTOR DEFAULT AMOUNT                                                           5,923.28
                                                                          ----------------
PRINCIPAL ALLOCATION PERCENTAGE                                                       5.75%
                                                                          ----------------
AVAILABLE PRINCIPAL COLLECTIONS                                              17,371,609.65
                                                                          ----------------

CLASS A FLOATING ALLOCATION                                                           4.98%
                                                                          ----------------
CLASS A REQUIRED AMOUNT                                                               0.00
                                                                          ----------------

CLASS B FLOATING ALLOCATION                                                           0.22%
                                                                          ----------------
CLASS B REQUIRED AMOUNT                                                               0.00
                                                                          ----------------

CLASS C FLOATING ALLOCATION                                                           0.08%
                                                                          ----------------
CLASS D FLOATING ALLOCATION                                                           0.47%
                                                                          ----------------

TOTAL EXCESS SPREAD                                                             254,107.73
                                                                          ----------------
YIELD AND BASE RATE---

Base Rate (Current Month)                                         6.91%
                                                         -------------
Base Rate (Prior Month)                                           7.35%
                                                         -------------
Base Rate (Two Months Ago)                                        7.41%
                                                         -------------
THREE MONTH AVERAGE BASE RATE                                                         7.13%
                                                                          ----------------
Series Adjusted Portfolio Yield (Current Month)                   8.91%
                                                         -------------
Series Adjusted Portfolio Yield (Prior Month)                     8.99%
                                                         -------------
Series Adjusted Portfolio Yield (Two Months Ago)                  9.15%
                                                         -------------
THREE MONTH AVERAGE SERIES ADJUSTED PORTFOLIO                                         9.02%
YIELD                                                                     ----------------

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                          4.98%
                                                                          ----------------
   Class A Principal Collections                         15,028,674.43
                                                         -------------

CLASS B PRINCIPAL PERCENTAGE                                                          0.22%
   Class B Principal Collections                            675,446.04
                                                         -------------
CLASS C PRINCIPAL PERCENTAGE                                                          0.08%
   Class C Principal Collections                            253,292.27
                                                         -------------
CLASS D PRINCIPAL PERCENTAGE                                                          0.47%
   Class D Principal Collections                          1,414,196.92
                                                         -------------
AVAILABLE PRINCIPAL COLLECTIONS                          17,371,609.65
                                                         -------------
REALLOCATED PRINCIPAL COLLECTIONS                                                    $0.00
                                                                          ----------------
SERIES 1996-1 PRINCIPAL SHORTFALL                                                    $0.00
                                                                          ----------------
SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                    $0.00
PRINCIPAL SHARING SERIES                                                  ----------------

ACCUMULATION ---

Controlled Accumulation Amount                                   $0.00
                                                         -------------
Deficit Controlled Accumulation Amount                           $0.00
                                                         -------------
CONTROLLED DEPOSIT AMOUNT                                                            $0.00
                                                                          ----------------
PRINCIPAL FUNDING ACCOUNT BALANCE                                                    $0.00
                                                                          ----------------

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                   $17,377,532.93
PRINCIPAL SHARING SERIES                                        ----------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                               $0.00
                                                                         -------

REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                         $0.00
BY PRINCIPAL PAYMENTS)                                                   -------

REDUCTIONS IN CLASS C INVESTED AMOUNT (OTHER                               $0.00
THAN BY PRINCIPAL PAYMENTS)                                              -------

REDUCTIONS IN CLASS D INVESTED AMOUNT (OTHER                               $0.00
THAN BY PRINCIPAL PAYMENTS)                                              -------


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                    $0.00
                                                                         -------
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS REIMBURSED                     $0.00
                                                                         -------
PREVIOUS CLASS C INVESTED AMOUNT REDUCTIONS REIMBURSED                     $0.00
                                                                         -------
PREVIOUS CLASS D INVESTED AMOUNT REDUCTIONS REIMBURSED                     $0.00
                                                                         -------


    Green Tree Financial Corporation, as Servicer

    By: /s/ Phyllis A. Knight
        ------------------------------------------
        Name:  Phyllis A. Knight
        Title: Senior Vice President and Treasurer